SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: June 27, 2002
                 (Date of earliest event reported) June 21, 2002


                          AMERICAN CELLULAR CORPORATION
             (Exact name of registrant as specified in its charter)


       DELAWARE                333-59322 AND 333-63454           22-3043811
(State or other jurisdiction        (Commission                (IRS Employer
   of incorporation)                 File Number)            Identification No.)

                               14201 Wireless Way
                          Oklahoma City, Oklahoma        73134
               (Address of principal executive offices) (Zip Code)

                                 (405) 529-8500
              (Registrant's telephone number, including area code)

Information To Be Included in the Report

Item 4.  Changes in Registrant's Certifying Accountant.


     On June 21, 2002, American Cellular Corporation ("American Cellular") dismissed Arthur Andersen LLP ("Andersen") as American Cellular's independent auditors, and selected KPMG LLP ("KPMG") to serve as its new independent auditors for 2002. This action was taken by the American Cellular Board of Directors.

     Andersen's reports on American Cellular's consolidated financial statements for each of the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified as to audit scope or accounting principles. Andersen's report on American Cellular's consolidated financial statements for the year ended December 31, 2000 was not modified as to uncertainty, but Andersen's report for the year ended December 31, 2001 was modified as to uncertainty.

     During the years ended December 31, 2001 and 2000 and the interim period between December 31, 2001 and the date of this Form 8-K, there were no disagreements between American Cellular and Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of the disagreement in connection with their report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     American   Cellular   provided  Andersen  with  a  copy  of  the  foregoing
disclosures. Attached as Exhibit 16.1 is a copy of Andersen's letter, dated June 24, 2002, stating it has found no disagreement with such statements.

     During American Cellular's two most recent fiscal years and through the date of this Report on Form 8-K, American Cellular did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on American Cellular's consolidated financial statements, or any other matters or reportable events listed in item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits:

     In accordance with the provisions of Item 601 of Regulations S-K, attached as Exhibit 16.1, is the following which is incorporated by reference herein:

Exhibit
  No.   Description
------- -----------
16.1    Letter of Arthur Andersen LLP regarding change in certifying accountant.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                   American Cellular Corporation
                                          (Registrant)

                                   By  BRUCE R. KNOOIHUIZEN
                                       Bruce R. Knooihuizen, Vice President and
                                       Treasurer

Date:  June 26, 2002

                                  EXHIBIT INDEX

Exhibit
  No.      Description                      Method of Filing
-------    -----------                      ----------------

16.1       Letter of Arthur Andersen LLP    Filed herewith electronically.
           regarding change in certifying
           accountant.